UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
12724 Gran Bay Parkway West, Suite 150, Jacksonville, FL 32258
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

          In a press release dated February 18, 2011, the Company announced that it will hold its 2011 Annual Meeting of Stockholders at 10:00 a.m. EDT on May 13, 2011, at the Jacksonville Marriott Hotel, 4670 Salisbury Road, Jacksonville, Florida.  The record date for the meeting is March 18, 2011.  The full text of the press release is set forth in Exhibit 99.1.

          The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)       Exhibits.

        99.1       Press release dated February 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date:	February 18, 2011	By:	/s/	Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on February 18, 2011.